UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 15, 2011

Date of Earliest Event Reported: April 13, 2011

Calpian, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Adoption of 2011 Equity Incentive Plan

Effective April 13, 2011, the Board of Directors of Calpian, Inc. (the “Company”) adopted the Company’s 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”). The purposes of the 2011 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the long-term growth and profitability of the Company.

The 2011 Equity Incentive Plan provides for the grant of restricted stock, incentive and/or non-qualified options, and restricted stock units (“RSUs”), performance units, performance shares and stock appreciation rights (“SARs”) to employees, directors and consultants of the Company to purchase up to an aggregate of 2,000,000 shares of Common Stock. The 2011 Equity Incentive Plan is administered by the Company’s Board of Directors which has the authority to determine the specific terms and conditions of all awards granted under the 2011 Equity Incentive Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The administrator has discretion to make all other determinations necessary or advisable for the administration of the 2011 Equity Incentive Plan.

Incentive stock options granted under the 2011 Equity Incentive Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the 2011 Equity Incentive Plan must be approved by the shareholders of the Company within 12 months of its adoption. The 2011 Equity Incentive Plan has not been approved by the Company’s shareholders. Non-qualified stock options granted under the 2011 Equity Incentive Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The above description of the 2011 Equity Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2011 Equity Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Grant of Options under the 2011 Equity Incentive Plan

On April 13, 2011, the Company issued non-qualified stock options to purchase a total of 200,000 shares of common stock to David N. Pilotte, the Chief Financial Officer of the Company, pursuant to the 2011 Equity Incentive Plan. The option was granted with an exercise price of $2.50 per share, and expires April 13, 2021.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2011 Equity Incentive Plan.

10.2	Form of 2011 Equity Incentive Plan Notice of Restricted Shares Grant and Restricted Shares Grant Agreement.

10.3	Form of 2011 Equity Incentive Plan Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: April 15, 2011	By:	/s/ Harold Montgomery
Harold Montgomery
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	2011 Equity Incentive Plan.

10.2	Form of 2011 Equity Incentive Plan Notice of Restricted Shares Grant and Restricted Shares Grant Agreement.

10.3	Form of 2011 Equity Incentive Plan Stock Option Agreement.

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